UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 29, 2006

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-2699372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Stone Kaplan Investments, LLC, One Northfield Plaza, Suite 480 Northfield, Illinois	60093
(Address of principal executive offices)	(Zip Code)

(847) 441-0929

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

KapStone Paper and Packaging Corporation, a Delaware corporation (“KapStone” or “the Company”), hereby amends its Current Report on Form 8-K filed January 4, 2007, to include certain additional financial statements relating to the acquisition of substantially all of the assets, and the assumption of certain liabilities, of the Kraft Paper Business (KPB”), a division of International Paper Company.  The acquisition was consummated on January 2, 2007 pursuant to that certain Purchase Agreement, dated June 23, 2006 and as amended (the “Purchase Agreement”), by and among International Paper Company, Stone Arcade Acquisition Corporation and KapStone Kraft Paper Corporation.

Item 9.01               Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired:

Exhibit 99.1           Audited financial statements of KPB as of December 31, 2006

(d)           Exhibits

Exhibit 23.1           Consent Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 20, 2007

KAPSTONE PAPER AND PACKAGING CORPORATION

By: /s/ Roger W. Stone
Name: Roger W. Stone
Title: Chief Executive Officer